SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 3, 2002




                           DELTA AND PINE LAND COMPANY

             (Exact name of registrant as specified in its charter)

                Delaware                           62-1040440
          (State or other jurisdiction)      (IRS employer of incorporation
                                                  identification No.)
                                    000-21788
                            (Commission file number)

        One Cotton Row, Scott, Mississippi                     38772
     (Address of principal executive offices)               (Zip code)


       Registrant's telephone number, including area code: (662) 742-4000







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Item 5.  Other Events

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of Delta and Pine Land Company dated September 3, 2002, reporting Delta and Pine Land Company's addition of a new director.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.


Exhibit No.                                          Description
-----------                                           -----------

99.1     Press Release dated September 3, 2002

























                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                           DELTA AND PINE LAND COMPANY


Date:     September 11, 2002
                                              /s/ R. D. Greene
                                              ----------------------
                                              R. D. Greene,
                                              Vice President - Finance,
                                              Treasurer and Assistant Secretary